Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to

Federated National Insurance Company
Lauderdale Lakes, Florida

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to

Federated National Insurance Company
Lauderdale Lakes, Florida

Second Excess Reinstatement Premium Protection Reinsurance

Reinsurers	Participations

ACE Tempest Reinsurance Ltd.	4.0%
Actua Re Ltd.	37.0
Ariel Reinsurance Company Limited	12.0
DaVinci Reinsurance Ltd.	9.0
Hiscox Insurance Company (Bermuda) Limited	8.0
Renaissance Reinsurance, Ltd.	26.0
Torus Insurance (Bermuda) Limited	4.0

Total	100.0%

Third Excess Reinstatement Premium Protection Reinsurance

Reinsurers	Participations

ACE Tempest Reinsurance Ltd.	4.0%
Actua Re Ltd.	10.0
Allianz Risk Transfer AG (Bermuda Branch)	30.0
Ariel Reinsurance Company Limited	12.0
Hiscox Insurance Company (Bermuda) Limited	8.0
Platinum Underwriters Bermuda, Ltd.	22.0
Torus Insurance (Bermuda) Limited	4.0

Through Aon Limited trading as Aon Benfield
Lloyd’s Underwriters Per Signing Page(s)	10.0

Total	100.0%

Fourth Excess Reinstatement Premium Protection Reinsurance

Reinsurers	Participations

Allianz Risk Transfer AG (Bermuda Branch)	100.0%

Total	100.0%

Fifth Excess Reinstatement Premium Protection Reinsurance

Reinsurers	Participations

Allianz Risk Transfer AG (Bermuda Branch)	100.0%

Total	100.0%

Table of Contents

Article		Page

I	Coverage	1

II	Commencement and Termination	1

III	Concurrency of Conditions	2

IV	Premium	3

V	Loss Notices and Settlements	3

VI	Late Payments	4

VII	Offset (BRMA 36C)	5

VIII	Access to Records (BRMA 1D)	5

IX	Errors and Omissions (BRMA 14F)	5

X	Currency (BRMA 12A)	5

XI	Taxes (BRMA 50B)	5

XII	Federal Excise Tax (BRMA 17D)	6

XIII	Reserves	6

XIV	Insolvency	7

XV	Arbitration (BRMA 6J)	8

XVI	Service of Suit (BRMA 49C)	9

XVII	Governing Law (BRMA 71B)	9

XVIII	Notices and Contract Execution	9

XIX	Intermediary	10

	Schedule A

	Schedule B

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to

Federated National Insurance Company
Lauderdale Lakes, Florida
(hereinafter referred to as the “Company”)

by

The Subscribing Reinsurer(s) Executing the
Interests and Liabilities Agreement(s)
Attached Hereto
(hereinafter referred to as the “Reinsurer”)

Article I - Coverage

By this Contract the Reinsurer agrees to indemnify the Company for 100% of any  reinstatement premium which the Company pays or becomes liable to pay as a result of loss occurrences commencing during the term of this Contract under the Second, Third, Fourth and Fifth Excess Layers of the Company’s Excess Catastrophe Reinsurance Contract, effective July 1, 2009 (hereinafter referred to as the “Original Contract” and described in Schedule A attached hereto), subject to the terms, conditions and limitations set forth herein and in Schedules A and B attached to and forming part of this Contract.

Article II - Commencement and Termination

A.
This Contract shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2009, with respect to reinstatement premium payable by the Company under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract as a result of losses arising out of loss occurrences commencing at or after that time and date, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2010.

B.
Notwithstanding the provisions of paragraph A above, the Company may terminate a Subscribing Reinsurer’s percentage share in this Contract at any time by giving written notice to the Subscribing Reinsurer in the event any of the following circumstances occur:

1.
The Subscribing Reinsurer’s policyholders’ surplus (or its equivalent under the Subscribing Reinsurer’s accounting system) at the inception of this Contract has been reduced by more than 20.0% of the amount of surplus (or the applicable equivalent) 12 months prior to that date; or

2.
The Subscribing Reinsurer’s policyholders’ surplus (or its equivalent under the Subscribing Reinsurer’s accounting system) at any time during the term of this Contract has been reduced by more than 20.0% of the amount of surplus (or the applicable equivalent) at the date of the Subscribing Reinsurer’s most recent financial statement filed with regulatory authorities and available to the public as of the inception of this Contract; or

3.	The Subscribing Reinsurer’s A.M. Best’s rating has been assigned or downgraded below A- and/or Standard & Poor’s rating has been assigned or downgraded below BBB+; or

4.	The Subscribing Reinsurer has become merged with, acquired by or controlled by any other entity or individual(s) not controlling the Subscribing Reinsurer’s operations previously; or

5.	A State Insurance Department or other legal authority has ordered the Subscribing Reinsurer to cease writing business; or

6.
The Subscribing Reinsurer has become insolvent or has been placed into liquidation, receivership, supervision, administration, winding-up or under a scheme of arrangement, or similar proceedings (whether voluntary or involuntary) or proceedings have been instituted against the Subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, supervisor, administrator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

7.	The Subscribing Reinsurer has reinsured its entire liability under this Contract without the Company’s prior written consent; or

8.	The Subscribing Reinsurer has ceased assuming new or renewal property or casualty treaty reinsurance business; or

9.
The Subscribing Reinsurer has hired an unaffiliated runoff claims manager that is compensated on a contingent basis or is otherwise provided with financial incentives based on the quantum of claims paid.

C.
If this Contract is terminated or expires while a loss occurrence covered hereunder is in progress, the Reinsurer’s liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the termination or expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

Article III - Concurrency of Conditions

A.
It is agreed that this Contract will follow the terms, conditions, exclusions, definitions, warranties and settlements of the Company under the Original Contract, which are not inconsistent with the provisions of this Contract.

B.	The Company shall advise the Reinsurer of any material changes in the Original Contract which may affect the liability of the Reinsurer under this Contract.

Article IV - Premium

A.	As premium for the reinsurance coverage provided hereunder for each excess layer for the term of this Contract, the Company shall pay the Reinsurer the product of the following:

1.	The amount, shown as “Reinstatement Factor” for that excess layer in Schedule B attached hereto; times

2.	The Final Adjusted Rate on Line for the corresponding excess layer of the Original Contract; times

3.
An amount equal to 100% reinsurance placement percentage under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract of the final adjusted premium paid by the Company for the corresponding excess layer of the Original Contract.

“Final Adjusted Rate on Line” as used herein shall mean an amount equal to a 100% reinsurance placement percentage under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract of the final adjusted premium paid by the Company for the corresponding excess layer of the Original Contract divided by the amount, shown as the “Reinsurer’s Per Occurrence Limit” for that excess layer under the Original Contract in Schedule A attached hereto

B.
The Company shall pay the Reinsurer a deposit premium for each excess layer of the amount, shown as “Annual Deposit Premium” for that excess layer in Schedule B attached hereto, in four equal installments of the amount, shown as “Deposit Premium Installment” for that excess layer in Schedule B attached hereto, on July 1 and October 1 of 2009, and January 1 and April 1 of 2010.  However, in the event this Contract is terminated, there shall be no deposit premium installments due after the effective date of termination.

C.
On or before June 30, 2010, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer for the term of this Contract, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

Article V - Loss Notices and Settlements

A.
Whenever reinstatement premium settlements made by the Company under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract appear likely to result in a claim hereunder, the Company shall notify the Reinsurer.  The Company will advise the Reinsurer of all subsequent developments relating to such claims that, in the opinion of the Company, may materially affect the position of the Reinsurer.

B.
All reinstatement premium settlements made by the Company under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract, provided they are within the terms of the Original Contract and within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable within 10 days of receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company.

Article VI - Late Payments

A.	The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B.
In the event any premium, loss or other payment due either party is not received by the intermediary named in the Intermediary Article (hereinafter referred to as the “Intermediary”) by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

1.	The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

2.	1/365ths of the six-month United States Treasury Bill rate as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

3.	The amount past due, including accrued interest.

It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C.	The establishment of the due date shall, for purposes of this Article, be determined as follows:

1.
As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract.  In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

2.
Any claim or loss payment due the Company hereunder shall be deemed due 10 days after the proof of loss or demand for payment is transmitted to the Reinsurer.  If such loss or claim payment is not received within the 10 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment was transmitted to the Reinsurer.

3.
As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of this paragraph C, the due date shall be as provided for in the applicable section of this Contract.  In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 days following transmittal of written notification that the provisions of this Article have been invoked.

For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D.
Nothing herein shall be construed as limiting or prohibiting a Subscribing Reinsurer from contesting the validity of any claim, or from participating in the defense of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract.  If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void.  If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings.  If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E.
Interest penalties arising out of the application of this Article that are $1,000 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.

Article VII - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract.  The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.

Article VIII - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

Article IX - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

Article X - Currency (BRMA 12A)

A.	Whenever the word “Dollars” or the “$” sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B.	Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

Article XI - Taxes (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

Article XII - Federal Excise Tax (BRMA 17D)

A.
The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B.
In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

Article XIII - Reserves

A.
The Reinsurer agrees to fund its share of amounts, including but not limited to, the Company’s ceded unearned premium and outstanding loss reserves (being the sum of all reinstatement premiums paid by the Company under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract but not yet recovered from the Reinsurer, plus the Company’s reserves for reinstatement premium due under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract, if any) by:

1.
Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

2.	Escrow accounts for the benefit of the Company; and/or

3.	Cash advances;

if the Reinsurer:

1.
Is unauthorized in any state of the United States of America or the District of Columbia having jurisdiction over the Company and if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved; or

2.	Has an A.M. Best Company’s rating equal to or below B++ at the inception of this Contract.

The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B.
With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an “evergreen clause,” which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date.  The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or  its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

1.	To reimburse itself for the Reinsurer’s share of unearned premiums returned to insureds on account of policy cancellations, unless paid in cash by the Reinsurer;

2.	To reimburse itself for the Reinsurer’s share of reinstatement premiums paid by the Company under the terms of the Original Contract, unless paid in cash by the Reinsurer;

3.	To reimburse itself for the Reinsurer’s share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

4.
To fund a cash account in an amount equal to the Reinsurer’s share of amounts, including, but not limited to, any ceded unearned premium and/or outstanding loss reserves (being the sum of all reinstatement premiums paid by the Company under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract but not yet recovered from the Reinsurer, plus the Company’s reserves for reinstatement premiums due under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract, if any) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

5.
To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer’s share of amounts, including but not limited to, the Company’s ceded unearned premium and/or outstanding loss reserves (being the sum of all reinstatement premiums paid by the Company under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract but not yet recovered from the Reinsurer, plus the Company’s reserves for reinstatement premiums due under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract, if any), if so requested by the Reinsurer.

In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1), B(2) or B(4), or in the case of B(3), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

Article XIV - Insolvency

A.
In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim.  It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its  liquidator, receiver, conservator or statutory successor.  The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

B.
Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company.

C.
It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Contract shall be payable directly by the Reinsurer to the Company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.

Article XV - Arbitration (BRMA 6J)

A.
As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration.  One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd’s London Underwriters.  In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration.  If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B.
Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire.  The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law.  The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties.  Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C.
If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D.
Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration.  In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E.
Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.

Article XVI - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A.
It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States.  Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B.
Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

Article XVII - Governing Law (BRMA 71B)

This Contract shall be governed by and construed in accordance with the laws of the State of Florida.

Article XVIII - Notices and Contract Execution

A.
Whenever a notice, statement, report or any other written communication is required by this Contract, unless otherwise specified, such notice, statement, report or other written communication may be transmitted by certified or registered mail, nationally or internationally recognized express delivery service, personal delivery, electronic mail, or facsimile.  With the exception of notices of termination, first class mail is also acceptable.

B.	The use of any of the following shall constitute a valid execution of this Contract or any amendments thereto:

1.	Paper documents with an original ink signature;

2.	Facsimile or electronic copies of paper documents showing an original ink signature; and/or

3.
Electronic records with an electronic signature made via an electronic agent. For the purposes of this Contract, the terms “electronic record,” “electronic signature” and “electronic agent” shall have the meanings set forth in the Electronic Signatures in Global and National Commerce Act of 2000 or any amendments thereto.

C.	This Contract may be executed in one or more counterparts, each of which, when duly executed, shall be deemed an original.

Article XIX - Intermediary

Aon Benfield Inc., or one of its affiliated corporations duly licensed as a reinsurance intermediary, is hereby recognized as the Intermediary negotiating this Contract for all business hereunder.  All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating to this Contract will be transmitted to the Company or the Reinsurer through the Intermediary.  Payments by the Company to the Intermediary will be deemed payment to the Reinsurer.  Payment by the Reinsurer to the Intermediary will be deemed payment to the Company only to the extent that such payments are actually received by the Company.

In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Lauderdale Lakes, Florida, this 30 day of July in the year 2009.

Federated National Insurance Company

Schedule A

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to

Federated National Insurance Company
Lauderdale Lakes, Florida

	Original	Original	Original	Original	Original
	Contract	Contract	Contract	Contract	Contract
	First	Second	Third	Fourth	Fifth
	Excess	Excess	Excess	Excess	Excess

Company’s Retention	$5,000,000	$19,447,762	$58,916,306	$83,573,570	$103,573,570

Reinsurer’s Per Occurrence Limit	$4,447,762	$39,468,544	$24,657,264	$20,000,000	$8,000,000

Reinsurer’s Term Limit	$8,895,524	$78,937,088	$49,314,528	$40,000,000	$16,000,000

Original PML	$9,447,762	$58,916,306	$305,488,950	$325,488,950	$333,488,950

Return Time	3.90-year	12.66-year	82.64-year	90.91-year	95.24 year

Minimum Premium	$2,668,657	$11,998,437	$3,945,162	$1,920,000	$672,000

Annual Deposit Premium	$3,335,824	$14,998,048	$4,931,452	$2,400,000	$840,000

Deposit Premium Installments	$833,956	$3,749,512	$1,232,863	$600,000	$210,000

Schedule A

Schedule B

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to

Federated National Insurance Company
Lauderdale Lakes, Florida

	Second	Third	Fourth	Fifth
	Excess	Excess	Excess	Excess

Reinstatement Factor	1.175	1.150	1.150	1.100

Annual Deposit Premium	$6,696,628	$1,134,236	$331,200	$97,020

Deposit Premium Installment	$1,674,157	$283,559	$82,800	$24,255

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

Schedule B

Interests and Liabilities Agreement

of

ACE Tempest Reinsurance Ltd.
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to and duly executed by

Federated National Insurance Company
Lauderdale Lakes, Florida

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

4.0%	of the Second Excess Reinstatement Premium Protection Reinsurance
4.0%	of the Third Excess Reinstatement Premium Protection Reinsurance
0%	of the Fourth Excess Reinstatement Premium Protection Reinsurance
0%	of the Fifth Excess Reinstatement Premium Protection Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2009, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2010, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this _______ day of _________________________ in the year ________.

ACE Tempest Reinsurance Ltd.

Interests and Liabilities Agreement

of

Actua Re Ltd.
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to and duly executed by

Federated National Insurance Company
Lauderdale Lakes, Florida

It Is Hereby Agreed that the Subscribing Reinsurer hereby accepts the following percentage share(s) in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

37.0%	of the Second Excess Reinstatement Premium Protection Reinsurance
10.0%	of the Third Excess Reinstatement Premium Protection Reinsurance
0%	of the Fourth Excess Reinstatement Premium Protection Reinsurance
0%	of the Fifth Excess Reinstatement Premium Protection Reinsurance

It Is Further Agreed that this Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2009, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2010, unless earlier terminated in accordance with the provisions of the attached Contract.

It Is Also Agreed that the following shall apply to the Subscribing Reinsurer’s share in the attached Contract:

1.	Schedule B attached to and forming part of this Contract shall be deleted and replaced by the Schedule B (Actua Re Ltd.) attached to and forming part of this Interests and Liabilities Agreement.

2.	The following Articles shall be added to and made part of this Contract:

“Article XX - Obligations

A.
The Reinsurer will establish a Trust Fund or provide a Letter of Credit (LOC) issued by a bank and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company as security for the Reinsurer’s Obligations:

B.	The term ‘Obligations’ shall mean:

1.
During the term of this Contract, the balance of (a) the Reinsurer’s share of all reinstatement premiums for which the Company may be liable under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract, less (b) any unpaid reinsurance premium (net of brokerage and Federal Excise Tax payable) under the Second, Third, Fourth and Fifth Excess Layers of this Contract, and less (c) reinstatement premiums recovered from the Reinsurer;

2.	On the expiration of this Contract, if this Contract is renewed, the Reinsurer’s ‘Obligations’ shall be determined as the aggregate of the Reinsurer’s share of the following:

a.	Reinstatement premiums paid by the Company under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract, but not recovered from the Reinsurer; plus

b.
Accrued reinstatement premiums payable by the Company associated with reserves for losses reported and outstanding under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract; plus

c.
Accrued reinstatement premiums payable by the Company associated with reserves for losses incurred but not reported under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract; plus

d.	Accrued reinstatement premiums payable by the Company associated with reserves for loss adjustment expense under the Second, Third, Fourth and Fifth Excess Layers of the Original Contract.

The amount so determined shall be recalculated at each month end until all liability has been extinguished.

C.	On December 15, 2009, collateral will be released consistent with the provisions of the Collateral Release Article.

D.
The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said Trust Fund or LOC may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

1.	To reimburse itself for the Reinsurer’s share of unearned premiums on the account of cancellation or adjustment premiums, unless paid in cash by the Reinsurer;

2.
To reimburse itself for the Reinsurer’s share of reinstatement premiums paid by the Company under the terms of the Second, Third, Fourth and Fifth Excess Layers of the Original Contract, unless paid in cash by the Reinsurer;

3.	To fund a cash account in the amount equal to the Reinsurer’s Obligations, if said Trust Fund or LOC has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date; and/or

4.	To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer’s Obligations, if so requested by the Reinsurer.

In the event the amount drawn by the Company on any Trust Fund or LOC is in excess of the actual amount required, the Company shall return to the Reinsurer the excess amount so drawn within 10 days of receiving notice of the amount due.

Article XXI - Collateral Release

A.
As of December 15, 2009 or 31 days from the date of the loss occurrence under the Second, Third, Fourth or Fifth Excess Layers of the Original Contract for which reinstatement premium is due from the Company, whichever is later, the parties shall determine how much collateral will be required to be maintained within the Trust Fund.  This calculation will be performed on a monthly basis until all liability has been extinguished.

B.	For the purposes of this Article, ‘Loss Amount’ shall be defined as the sum of:

1.	Losses and loss adjustment expense paid by the Company under the Second, Third, Fourth or Fifth Excess Layer of the Original Contract; plus

2.	Reserves for losses reported and outstanding under the Second, Third, Fourth or Fifth Excess Layer of the Original Contract; plus

3.	Reserves for loss adjustment expense reported and outstanding under the Second, Third, Fourth or Fifth Excess Layer of the Original Contract; plus

4.	Reserves for losses incurred but not reported under the Second, Third, Fourth or Fifth Excess Layer of the Original Contract.

C.
For each loss occurrence potentially generating reinstatement premium hereunder, the Company shall multiply the Loss Amount by the appropriate Buffer Loss Multiplier from the table below, based on the number of days which have elapsed since the loss occurrence.  The product of this calculation shall be defined as the Buffered Loss Amount (‘BLA’).

Buffer Loss Multiplier table
Number of
days since
loss occurrence	Windstorm	Earthquake	Other event
0 to 90	180%	250%	200%
91 to 180	145%	200%	165%
181 to 270	125%	175%	140%
271 to 365	110%	150%	115%
366 to 455	100%	125%	100%
456 to 545	100%	110%	100%
Thereafter	100%	100%	100%

D.
With respect to each loss occurrence for which the BLA would result in reinstatement premium covered under the Second, Third, Fourth or Fifth Excess Layer of the Original Contract, an amount equal to the Reinsurer’s share of the reinstatement premium associated with such BLA for that excess layer shall be deemed to equal the event specific collateral amount at the calculation date (the ‘Event Collateral Amount’ or the ‘ECA’).

E.
In respect of all events for which an ECA exceeds $0, the aggregate amount of the required collateral to be held in the Trust Fund shall be equal to the amount by which the lesser of (1) the sum of the ECAs, or (2) the Reinsurer’s share of an amount equal to the annual deposit premium due under the Original Contract for that excess layer (i.e., the aggregate limit hereunder), exceeds the amounts paid to date by the Reinsurer. Such aggregate amount shall be deemed to be the ‘Aggregate Collateral Obligation’ or the ‘ACO.’

F.
At any month-end at which there is any security on deposit in the Trust Fund, the Company shall perform this calculation within 10 days after the end of such month and report to the Reinsurer and Trustee named in the Trust Agreement information supporting any BLA, ECA and ACO amounts greater than $0. The Assets in the Trust Fund will be adjusted monthly based on this calculation. In the event the balance of the Trust Fund is greater than the amount required to fully fund the Obligations, as defined by the ACO, the Company shall promptly, within 10 days, authorize a return of such excess amount to the Reinsurer. Similarly, in the event the balance of the Trust Fund falls below the amount required to fully fund the Obligations, the Reinsurer shall promptly, within 10 days, add assets to the Trust Fund to eliminate such shortfall.”

It Is Also Agreed that the Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates undermentioned at:

Lauderdale Lakes, Florida, this 30 day of July in the year 2009.

Federated National Insurance Company

Hamilton, Bermuda, this _______ day of ___________________________ in the year ________.

Actua Re Ltd.

(Actua Re Ltd.)

Schedule B

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to

Federated National Insurance Company
Lauderdale Lakes, Florida

	Second	Third	Fourth	Fifth
	Excess	Excess	Excess	Excess

Reinstatement Factor	1.105	1.150	1.150	1.100

Annual Deposit Premium	$6,299,180	$1,134,236	$331,200	$97,020

Deposit Premium Installment	$1,574,795	$283,559	$82,800	$24,255

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

Interests and Liabilities Agreement

of

Allianz Risk Transfer AG (Bermuda Branch)
Pembroke, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to and duly executed by

Federated National Insurance Company
Lauderdale Lakes, Florida

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the Second Excess Reinstatement Premium Protection Reinsurance
30.0%	of the Third Excess Reinstatement Premium Protection Reinsurance
100.0%	of the Fourth Excess Reinstatement Premium Protection Reinsurance
100.0%	of the Fifth Excess Reinstatement Premium Protection Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2009, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2010, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer’s obligations under the attached Contract, service of process may be made upon Corporation Service Company, 1133 Avenue of the Americas, Suite 3100, New York, NY 10036.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Pembroke, Bermuda, this _______ day of _________________________ in the year ________.

Allianz Risk Transfer AG (Bermuda Branch)

Interests and Liabilities Agreement

of

Ariel Reinsurance Company Ltd.
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to and duly executed by

Federated National Insurance Company
Lauderdale Lakes, Florida

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

12.0%	of the Second Excess Reinstatement Premium Protection Reinsurance
12.0%	of the Third Excess Reinstatement Premium Protection Reinsurance
0%	of the Fourth Excess Reinstatement Premium Protection Reinsurance
0%	of the Fifth Excess Reinstatement Premium Protection Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2009, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2010, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this _______ day of __________________________ in the year ________.

Ariel Reinsurance Company Ltd.

Interests and Liabilities Agreement

of

DaVinci Reinsurance Ltd.
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to and duly executed by

Federated National Insurance Company
Lauderdale Lakes, Florida

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

9.0%	of the Second Excess Reinstatement Premium Protection Reinsurance
0%	of the Third Excess Reinstatement Premium Protection Reinsurance
0%	of the Fourth Excess Reinstatement Premium Protection Reinsurance
0%	of the Fifth Excess Reinstatement Premium Protection Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2009, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2010, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this _______ day of __________________________ in the year ________.

DaVinci Reinsurance Ltd.

Interests and Liabilities Agreement

of

Hiscox Insurance Company (Bermuda) Limited
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to and duly executed by

Federated National Insurance Company
Lauderdale Lakes, Florida

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

8.0%	of the Second Excess Reinstatement Premium Protection Reinsurance
8.0%	of the Third Excess Reinstatement Premium Protection Reinsurance
0%	of the Fourth Excess Reinstatement Premium Protection Reinsurance
0%	of the Fifth Excess Reinstatement Premium Protection Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2009, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2010, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this _______ day of __________________________ in the year ________.

Hiscox Insurance Company (Bermuda) Limited

Interests and Liabilities Agreement

of

Platinum Underwriters Bermuda, Ltd.
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to and duly executed by

Federated National Insurance Company
Lauderdale Lakes, Florida

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the Second Excess Reinstatement Premium Protection Reinsurance
22.0%	of the Third Excess Reinstatement Premium Protection Reinsurance
0%	of the Fourth Excess Reinstatement Premium Protection Reinsurance
0%	of the Fifth Excess Reinstatement Premium Protection Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2009, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2010, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this _______ day of __________________________ in the year ________.

Platinum Underwriters Bermuda, Ltd.

Interests and Liabilities Agreement

of

Renaissance Reinsurance, Ltd.
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to and duly executed by

Federated National Insurance Company
Lauderdale Lakes, Florida

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

26.0%	of the Second Excess Reinstatement Premium Protection Reinsurance
0%	of the Third Excess Reinstatement Premium Protection Reinsurance
0%	of the Fourth Excess Reinstatement Premium Protection Reinsurance
0%	of the Fifth Excess Reinstatement Premium Protection Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2009, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2010, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this _______ day of __________________________ in the year ________.

Renaissance Reinsurance, Ltd.

Interests and Liabilities Agreement

of

Torus Insurance (Bermuda) Limited
Hamilton, Bermuda
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to and duly executed by

Federated National Insurance Company
Lauderdale Lakes, Florida

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

4.0%	of the Second Excess Reinstatement Premium Protection Reinsurance
4.0%	of the Third Excess Reinstatement Premium Protection Reinsurance
0%	of the Fourth Excess Reinstatement Premium Protection Reinsurance
0%	of the Fifth Excess Reinstatement Premium Protection Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2009, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2010, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this _______ day of __________________________ in the year ________.

Torus Insurance (Bermuda) Limited

Interests and Liabilities Agreement

of

Certain Underwriting Members of Lloyd’s
shown in the Signing Page(s) attached hereto
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to and duly executed by

Federated National Insurance Company
Lauderdale Lakes, Florida

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above:

0%	of the Second Excess Reinstatement Premium Protection Reinsurance
10.0%	of the Third Excess Reinstatement Premium Protection Reinsurance
0%	of the Fourth Excess Reinstatement Premium Protection Reinsurance
0%	of the Fifth Excess Reinstatement Premium Protection Reinsurance

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2009, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2010, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer’s obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Page(s) attached hereto.

Signing Page

attaching to and forming part of the

Interests and Liabilities Agreement

of

Certain Underwriting Members of Lloyd’s

with respect to the

Reinstatement Premium Protection
Reinsurance Contract
Effective:  July 1, 2009

issued to and duly executed by

Federated National Insurance Company
as defined in the above captioned Contract

(Re)Insurer’s Liability Clause - LMA3333

(Re)insurer’s liability several not joint

The liability of a (re)insurer under this contract is several and not joint with other (re)insurers party to this contract.  A (re)insurer is liable only for the proportion of liability it has underwritten.  A (re)insurer is not jointly liable for the proportion of liability underwritten by any other (re)insurer.  Nor is a (re)insurer otherwise responsible for any liability of any other (re)insurer that may underwrite this contract.

The proportion of liability under this contract underwritten by a (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp.  This is subject always to the provision concerning “signing” below.

In the case of a Lloyd’s syndicate, each member of the syndicate (rather than the syndicate itself) is a (re)insurer.  Each member has underwritten a proportion of the total shown for the syndicate (that total itself being the total of the proportions underwritten by all the members of the syndicate taken together).  The liability of each member of the syndicate is several and not joint with other members.  A member is liable only for that member’s proportion.  A member is not jointly liable for any other member’s proportion.  Nor is any member otherwise responsible for any liability of any other (re)insurer that may underwrite this contract.  The business address of each member is Lloyd’s, One Lime Street, London EC3M 7HA.  The identity of each member of a Lloyd’s syndicate and their respective proportion may be obtained by writing to Market Services, Lloyd’s, at the above address.

Proportion of liability

Unless there is “signing” (see below), the proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp and is referred to as its “written line”.

Where this contract permits, written lines, or certain written lines, may be adjusted (“signed”).  In that case a schedule is to be appended to this contract to show the definitive proportion of liability under this contract underwritten by each (re)insurer (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of the syndicate taken together).  A definitive proportion (or, in the case of a Lloyd’s syndicate, the total of the proportions underwritten by all the members of a Lloyd’s syndicate taken together) is referred to as a “signed line”.  The signed lines shown in the schedule will prevail over the written lines unless a proven error in calculation has occurred.

Although reference is made at various points in this clause to “this contract” in the singular, where the circumstances so require this should be read as a reference to contracts in the plural.